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                                SUPPLEMENT TO THE
                           SCHWAB TAX-FREE BOND FUNDS
                       PROSPECTUS DATED NOVEMBER 15, 2006,
                        AS SUPPLEMENTED AS OF MAY 7, 2007

THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS AS OF JULY 13, 2007.

The following information supplements the information appearing under the heading "Fund management" in the prospectus.

Effective June 25, 2007, Joanne Larkin, ceased serving as portfolio manager of the funds, and Kimon Daifotis assumed responsibility for both the overall and day-to-day management of the funds.

                PLEASE RETAIN THESE SUPPLEMENTS FOR YOUR RECORDS.

                                                          [CHARLES SCHWAB LOGO]
Charles Schwab & Co., Inc. Member SIPC
REG 38392 (7/07) (C)2007 All Rights Reserved